UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 8, 2014

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2014, the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the "Company") authorized its Chairman of the Board to execute the Service Provider Agreement between the Company and Yilaime Corporation, a Nevada corporation ("Yilaime"). See Exhibit 10.1 (the "Service Agreement"). Yilaime is the sole shareholder of the Company.

Pursuant to the terms of the Service Agreement, the Company and Yilaime have agreed to an exclusivity relationship over the next five years with Yilaime retaining an option right on five more years. In consideration of the mutual compensation set forth in the Service Agreement, Yilaime has agreed to provide on an exclusive basis "Export Funding and Support Services" and "Occupancy Services," as these terms are defined therein. Yilaime has also agreed to a covenant not to compete, an agreement not to circumvent, confidentiality and mutual indemnification and hold harmless.

As for the consideration under the Service Agreement, the Company and Yilaime have agreed to the following compensation schedule:

(a) For those services identified as "Export Funding and Support Services," the Company has agreed to pay Yilaime a fee equal to 1.0% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses participating or contracting with the Company;

(b) For those services identified as "Occupancy Services," the Company has agreed to pay Yilaime a fee equal to 10% of any and all licenses, leases, occupancy expenses, and association, sponsorship or exporting fees, and any revenues benefiting AmericaTowne procured through Yilaime's efforts. In addition, Yilaime has agreed to pay the Company an exclusive operations fee (the "Operations Fee"). Yilaime has acknowledged under the Service Agreement that it made a prior payment of the Operations Fee to the Company in the amount of $25,000 paid on September 23, 2014, and further acknowledged receipt of an invoice for the Operations Fee for the October 2014 to December 2014 quarter in the amount of $25,000 due by or before October 31, 2014.

The Parties have agreed that the next Operations Fee shall be invoiced in the amount of $25,000 on January 1, 2014 and due March 30, 2015, and then on the first day of the following third month during the Term thereafter, i.e. every quarter, to be invoiced by AmericaTowne (hereinafter referred to as the "Quarterly Fee"). The Parties have agreed that the Quarterly Fee will be paid in four equal installments as follows after February 29, 2016:

  $150,000 for the time period covering March 1, 2016 to February 28, 2017;
  $200,000 for the time period covering March 1, 2017 to February 28, 2018;
  $250,000 for the time period covering March 1, 2018 to February 28, 2019; and
  $250,000 for the time period covering the remainder of the Term and, if applicable, the Option Term.

ITEM 9.01.      EXHIBITS

Number             Description

10.1                   Service Provider Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2014

AMERICATOWNE, INC.

/s/Alton Perkins
Alton Perkins
President